HORACE MANN MUTUAL FUNDS

                            INTERNATIONAL EQUITY FUND
                            SOCIALLY RESPONSIBLE FUND

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1998



On September 7, 1998, the financial services businesses of Zurich Insurance Company ("Zurich") and the financial services businesses of B.A.T Industries plc ("B.A.T") formed a new global insurance and financial services group known as Zurich Financial Services. By way of a dual holding company structure, current Zurich shareholders own approximately 57% of the new organization, with the balance owned by B.A.T's shareholders.

Upon consummation of the transaction, the current sub-advisory agreement for the International Equity Fund and the Socially Responsible Fund between Horace Mann Investors, Inc. and Scudder Kemper Investments, Inc. ("Scudder Kemper") will automatically terminate and a new agreement must be approved by the Board of Trustees as well as the shareholders of the Funds. The Board of Trustees has scheduled a meeting for October 29, 1998 to consider a new sub-advisory agreement that will be substantially identical to the current sub-advisory agreement. Pending Board and shareholder approval of the new sub-advisory agreement, Scudder Kemper will continue to provide sub-advisory services to the International Equity Fund and to the Socially Responsible Fund and will seek retroactive compensation following Board and shareholder approval of the new subadvisory agreement.



Dated:  September 11, 1998